                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

      ---------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 12, 2005

                        --------------------------------

                                 Deb Shops, Inc.
     ----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              Pennsylvania                0-12188             23-1913593
      -----------------------------------------------------------------------
     (State or Other Jurisdiction       (Commission          (IRS Employer
             of Incorporation)          File Number)       Identification No.)


                         9401 Blue Grass Road,
                       Philadelphia, Pennsylvania                 19114
               -----------------------------------------------------------------
               (Address of Principal Executive Offices)        (Zip Code)

       Registrant's telephone number, including area code: (215) 676-6000

                                 Not Applicable
     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        --------------------------------

ITEM 8.01.    OTHER EVENTS.

         On May 12, 2005, Deb Shops, Inc. issued a press release announcing that its Board of Directors, at their May 11, 2005 meeting, declared a special cash dividend of $6.00 per common share. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         The following exhibit is filed with this Current Report on Form 8-K:

         Exhibit
         No.             Description
         -------         -----------

         99.1 Press release, dated May 12, 2005, captioned "DEB SHOPS ANNOUNCES SPECIAL DIVIDEND OF $6.00 PER COMMON SHARE; COMPANY TO BROADCAST REVIEW OF FIRST QUARTER RESULTS OVER THE INTERNET."

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DEB SHOPS, INC.


Dated: May 17, 2005                             By: Barry J. Susson
                                                    -------------------------
                                                    Barry J. Susson
                                                    Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------



         The following exhibit is filed as part of this Current Report on Form 8-K:

         Exhibit
         No.               Description
         -------           -----------

         99.1* Press release, dated May 12, 2005, captioned "DEB SHOPS ANNOUNCES SPECIAL DIVIDEND OF $6.00 PER COMMON SHARE; COMPANY TO BROADCAST REVIEW OF FIRST QUARTER RESULTS OVER THE INTERNET."

                           * Filed electronically herewith.